Form of Company Voting Agreement

Exhibit 99.3

VOTING AGREEMENT

VOTING AGREEMENT, dated July     , 2003 (this “Agreement”), by and among Zhone Technologies, Inc., a Delaware corporation (“Zhone”), and each of the persons listed on Schedule A hereto (each a “Stockholder” and, collectively, the “Stockholders”).

WHEREAS, each of the Stockholders is, as of the date hereof, the record and beneficial owner of that number of shares of Common Stock, par value $0.001 per share (the “Company Common Stock”) of Tellium, Inc., a Delaware corporation (“the Company”), set forth opposite such Stockholder’s name on Schedule A hereto;

WHEREAS, the Company, Zebra Acquisition Corp., a Delaware corporation (“Merger Sub), and Zhone concurrently with the execution and delivery of this Agreement are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”), providing for, among other things, the merger (the “Merger”) of Merger Sub with and into Zhone upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as a condition to the willingness of Zhone to enter into the Merger Agreement, and in order to induce Zhone to enter into the Merger Agreement, the Stockholders have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the execution and delivery by Zhone of the Merger Agreement and the mutual representations, warranties, covenants and agreements contained herein and therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Representations and Warranties of the Stockholders. Each of the Stockholders hereby represents and warrants to Zhone, severally and not jointly, as follows:

(a) Such Stockholder is the record and beneficial owner of the shares of Company Common Stock (as may be adjusted from time to time pursuant to Section 5 hereof, the “Shares”) set forth opposite such Stockholder’s name on Schedule A to this Agreement and such Shares represent all of the Shares beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) by such Stockholder. For purposes of this Agreement, the term “Shares” shall include any shares of Company Common Stock issuable to such Stockholder upon exercise or conversion of any existing right, contract, option, or warrant to purchase, or securities convertible into or exchangeable for, Company Common Stock (“Stockholder Rights”) that are currently exercisable or convertible or become exercisable or convertible and any other shares of Company Common Stock such Stockholder may acquire or beneficially own during the term of this Agreement. Schedule A lists all Stockholder Rights held by such Stockholder.

(b) Such Stockholder has all requisite power and authority and, if an individual, the legal capacity, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been validly executed and delivered by such Stockholder and, assuming that this Agreement constitutes the legal, valid and binding obligation of the other parties hereto, constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by principles governing the availability of equitable remedies).

(c) The execution and delivery of this Agreement by such Stockholder does not, and the performance of this Agreement by such Stockholder will not, (i) conflict with the Certificate of Incorporation or By-laws or similar organizational documents of such Stockholder as presently in effect (in the case of a Stockholder that is a legal entity), (ii) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Stockholder or by which it is bound or affected, (iii) (A) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, (B) give to any other person any rights of termination, amendment, acceleration or cancellation of, or (C) result in the creation of any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever upon any of the properties or assets of the Stockholder under, any agreement, contract, indenture, note or instrument to which such Stockholder is a party or by which it is bound or affected, except for such breaches, defaults or other occurrences that would not prevent or materially delay the performance by such Stockholder of any of such Stockholder’s obligations under this Agreement, or (iv) except for applicable requirements, if any, of the Exchange Act, the Securities Act of 1933, as amended (the “Securities Act”), or the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), require any filing by such Stockholder with, or any permit, authorization, consent or approval of, any governmental or regulatory authority, except where the failure to make such filing or obtain such permit, authorization, consent or approval would not prevent or materially delay the performance by Stockholder of any of such Stockholder’s obligations under this Agreement.

(d) The Shares and the certificates representing the Shares owned by such Stockholder are now and at all times during the term hereof will be held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all pledges, liens, charges, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder or under applicable federal and state securities laws. Such Stockholder owns of record or beneficially no shares of Company Common Stock other than such Stockholder’s Shares.

(e) As of the date hereof, neither such Stockholder, nor any of its respective properties or assets is subject to any order, writ, judgment, injunction, decree,

determination or award that would prevent or delay the consummation of the transactions contemplated hereby.

(f) Such Stockholder understands and acknowledges that Zhone is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

Section 2. Representations and Warranties of Zhone. Zhone hereby represents and warrants to the Stockholders as follows:

(a) Zhone is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Zhone has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered by Zhone and constitutes the legal, valid and binding obligation of Zhone, enforceable against Zhone in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by principles governing the availability of equitable remedies).

(b) The execution and delivery of this Agreement by Zhone does not, and the performance of this Agreement by Zhone will not, (i) conflict with the Certificate of Incorporation or By-laws or similar organizational documents of Zhone as presently in effect, (ii) conflict with or violate any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Zhone or by which Zhone is bound or affected, (iii) (A) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, (B) give to others any rights of termination, amendment, acceleration or cancellation of, or (C) result in the creation of any pledge, claim, lien, charge, encumbrance or security interest of any kind or nature whatsoever upon any of the properties or assets of Zhone under, any agreement, contract, indenture, note or instrument to which Zhone is a party or by which it is bound or affected, except for such breaches, defaults or other occurrences that would not prevent or materially delay the performance by Zhone of its obligations under this Agreement, or (iv) except for applicable requirements, if any, of the Exchange Act, the Securities Act or the HSR Act, require any filing by Zhone with, or any permit, authorization, consent or approval of, any governmental or regulatory authority, except where the failure to make such filing or obtain such permit, authorization, consent or approval would not prevent or materially delay the performance by Zhone of its obligations under this Agreement.

Section 3. Covenants of the Stockholders. Each of the Stockholders, severally and not jointly, agrees as follows:

(a) Such Stockholder shall not, except as contemplated by the terms of this Agreement, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other arrangement (including any profit-sharing arrangement) or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, the Shares (including any options or warrants to purchase Company Common Stock) (any such action, a “Transfer”). Notwithstanding the foregoing, (i) Transfers of Shares as bona fide gifts, (ii) distributions of Shares to partners, members, stockholders, subsidiaries, affiliates, affiliated partnerships or other affiliated entities of the undersigned, (iii) Transfers of Shares by will or intestacy, and (iv) Transfers of Shares to (A) the undersigned’s immediate family or (B) a trust, the beneficiaries of which are the undersigned and/or members of the undersigned’s immediate family, shall not be prohibited by this Agreement; provided that in the case of any such transfer or distribution pursuant to clause (i), (ii), (iii) or (iv), each donee or distributee shall execute and deliver to Zhone a valid and binding counterpart to this Agreement.

(b) Such Stockholder shall not, except as contemplated by the terms of this Agreement (i) enter into any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or otherwise, with respect to the Shares or (ii) take any other action that would in any way restrict, limit or interfere with the performance of his/her obligations hereunder or the transactions contemplated hereby or make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect.

(c) Until the Merger is consummated or this Agreement is terminated, such Stockholder shall not, nor shall such Stockholder permit any investment banker, financial adviser, attorney, accountant or other representative or agent of such Stockholder to, directly or indirectly (i) solicit, initiate or encourage (including by way of furnishing nonpublic information), or take any other action designed to, or which could reasonably be expected to facilitate an Acquisition Proposal with respect to the Company (as defined in the Merger Agreement), or the making, submission or announcement of any such Acquisition Proposal with respect to the Company or (ii) participate or engage in any discussions or negotiations regarding, or furnish to any person any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or could reasonably be expected to lead to, any Acquisition Proposal with respect to the Company or (iii) engage in any discussions with any person with respect to any Acquisition Proposal with respect to the Company, except to notify such person as to the existence of this Agreement. Such Stockholder and each of its affiliates shall immediately cease and cause to be terminated any existing discussions or negotiations with any persons (other than Zhone) conducted heretofore with respect to any of the foregoing. Such Stockholder shall promptly advise Zhone orally and in writing of (a) any Acquisition Proposal with respect to the Company or any request for information with respect to any such Acquisition Proposal received by the Stockholder or any of its affiliates and the material terms and conditions of such Acquisition Proposal or request and (b) any changes in any such Acquisition Proposal or request (and provide

Zhone with copies of any written Acquisition Proposals or amendments or supplements thereto). Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by an investment banker, financial advisor, attorney, accountant or other representative or agent of such Stockholder shall be deemed to be a violation of this Section 3(c) by such Stockholder.

(d) At any meeting of Stockholders of the Company called to vote upon the Merger and the Merger Agreement or the other transactions contemplated by the Merger Agreement, or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger and the Merger Agreement or the other transactions contemplated by the Merger Agreement, is sought, each Stockholder shall vote (or cause to be voted), or shall consent, execute a consent or cause to be executed a consent in respect of, such Stockholder’s Shares in favor of the Merger, the adoption by the Company of the Merger Agreement and the approval of the other transactions contemplated by the Merger Agreement. At any meeting of Stockholders of the Company or at any adjournment thereof or in any other circumstances upon which the Stockholder’s vote, consent or other approval is sought, such Stockholder shall vote (or cause to be voted) such Stockholder’s Shares against (i) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any other Acquisition Proposal with respect to the Company (collectively, “Alternative Transactions”) or (ii) any amendment of the Company’s certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement (collectively, “Frustrating Transactions”).

(e) Such Stockholder agrees to permit Zhone to publish and disclose in the Proxy Statement and related filings under the securities laws such Stockholder’s identity and ownership of Shares and the nature of its commitments, arrangements and understandings under this Agreement and any other information required by applicable law.

Section 4. Grant of Irrevocable Proxy; Appointment of Proxy.

(a) Each Stockholder hereby irrevocably grants to, and appoints, Mory Ejabat, and any other individual who shall hereafter be designated by Zhone, such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote such Stockholder’s Shares, or grant a consent or approval in respect of such Shares, at any meeting of Stockholders of the Company or at any adjournment thereof or in any other circumstances upon which their vote, consent or other approval is sought, in favor of the Merger, the adoption by the Company of the

Merger Agreement and the approval of the other transactions contemplated by the Merger Agreement and against any Alternative Transaction or Frustrating Transaction.

(b) Each Stockholder represents that any proxies heretofore given in respect of such Stockholder’s Shares are not irrevocable, and that any such proxies are hereby revoked.

(c) Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, subject to Section 7 herein. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL. Such irrevocable proxy shall be valid until the termination of this Agreement pursuant to Section 7 herein.

Section 5. Adjustments Upon Share Issuances, Changes in Capitalization. In the event of any change in Company Common Stock or in the number of outstanding shares of Company Common Stock by reason of a stock dividend, split-up, recapitalization, combination, exchange of shares or similar transaction or any other change in the corporate or capital structure of the Company (including, without limitation, the declaration or payment of an extraordinary dividend of cash, securities or other property), the number of Shares shall be adjusted appropriately, and this Agreement and the obligations hereunder shall attach to any additional shares of Company Common Stock or other securities or rights of Zhone issued to or acquired by each of the Stockholders.

Section 6. Further Assurances. Each Stockholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further transfers, assignments, endorsements, consents and other instruments as Zhone may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and to vest the power to vote such Stockholder’s Shares as contemplated by Section 3 herein.

Section 7. Termination. This Agreement, and all rights and obligations of the parties hereunder, shall terminate upon the earliest of (a) the Effective Time and (b) the date upon which the Merger Agreement is terminated pursuant to Section 7.1 thereof. Notwithstanding the foregoing Sections 7, 8 and 9 shall survive any termination of this Agreement.

Section 8. Action in Shareholder Capacity Only. No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer. Each Stockholder signs solely in his or her capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder’s Shares and nothing herein shall limit or affect any actions taken by a Stockholder in its capacity as an officer or director of the Company to the extent specifically permitted by the Merger Agreement.

Section 9. Miscellaneous.

(a) Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Each Stockholder agrees that this Agreement and the obligations of such Stockholder hereunder shall attach to such Stockholder’s Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder’s heirs, guardians, administrators or successors.

(b) Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated thereby shall be paid by the party incurring such expenses.

(c) Amendments. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto and in compliance with applicable law.

(d) Notice. All notices and other communications hereunder shall be in writing and shall be deemed duly given if delivered personally, mailed by registered or certified mail (return receipt requested), delivered by Federal Express or other nationally recognized overnight courier service or sent via facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)    if to Zhone, to

Zhone Technologies, Inc.

7001 Oakport Street

Oakland, California 94621

Attention: Mory Ejabat

Fax Number: 510-777-7001

with a copy to:

Scott N. Wolfe, Esq.

Latham & Watkins LLP

12636 High Bluff Drive, Suite 300

San Diego, California 92130

and

(ii)   if to a Stockholder, to the address set forth under the name of such Stockholder on Exhibit A hereto with a copy to:

Richard A. Steinwurtzel

Fried, Frank, Harris, Shriver & Jacobson

1001 Pennsylvania Avenue

Suite 800

Washington, D.C. 20004

(e) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. In this Agreement, unless a contrary intention appears, (i) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision and (ii) reference to any Section means such Section hereof. No provision of this Agreement shall be interpreted or construed against any party hereto solely because such party or its legal representative drafted such provision.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

(g) Entire Agreement. This Agreement constitutes the entire agreement of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof, and except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.

(h) Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury. (a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to laws that may be applicable under conflicts of laws principles. (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (A) agrees not to commence any such action or proceeding except in such courts, (B) agrees that any claim in respect of any such action or proceeding may be heard and determined in such Delaware State court or, to the extent permitted by law, in such Federal court, (C) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such Delaware State or Federal court and (D) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such Delaware State or Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9(d). Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law (as defined in the Merger Agreement).

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(h).

(i) Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions, without the posting of any bond, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

(j) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

IN WITNESS WHEREOF, Zhone has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

ZHONE TECHNOLOGIES, INC.

By:
Name:
Title:

STOCKHOLDERS:

SCHEDULE A

OWNERSHIP OF SHARES

Name and Address of Stockholder	Number of Record and Beneficial Shares of Company Common Stock	Number of Shares Underlying Stockholder Rights
Harry J. Carr c/o Tellium, Inc. 2 Crescent Place, Oceanport, New Jersey 07757-0901	6,903,426
Marietta Partners LLC c/o Harry J. Carr c/o Tellium, Inc. 2 Crescent Place, Oceanport, New Jersey 07757-0901	233,787
Pluto Partners LLC c/o Harry J. Carr c/o Tellium, Inc. 2 Crescent Place, Oceanport, New Jersey 07757-0901	54,000
Michael J. Losch c/o Tellium, Inc. 2 Crescent Place, Oceanport, New Jersey 07757-0901	891,500	250,000
Krishna Bala LLC c/o Tellium, Inc. 2 Crescent Place, Oceanport, New Jersey 07757-0901	1,209,000
Krishna Bala c/o Tellium, Inc. 2 Crescent Place, Oceanport, New Jersey 07757-0901	100,000	641,000
Suaimhneas LLC c/o Michael M. Connors c/o Tellium, Inc. 2 Crescent Place, Oceanport, New Jersey 07757-0901	333,332
Michael M. Connors c/o Tellium, Inc. 2 Crescent Place, Oceanport, New Jersey 07757-0901	25,000	150,000